                                                                   EXHIBIT 10.18
                                                                   -------------

                        CONFIDENTIAL TREATMENT REQUESTED


                               MICROSOFT/VERISIGN
              CERTIFICATE TECHNOLOGY PREFERRED PROVIDER AGREEMENT


Company:              MICROSOFT CORPORATION (Washington)
                 -----------------------------------------------------
                      (name and jurisdiction of incorporation)

Company Address:      One Microsoft Way
                 -----------------------------------------------------

                      Redmond, Washington 98052-6399
                 -----------------------------------------------------

Company Contact:
                 -----------------------------------------------------

Effective Date:       May 1, 1997
                 -----------------------------------------------------

Term:                 Two (2) years from Effective Date
                 -----------------------------------------------------


THIS MICROSOFT/VERISIGN CERTIFICATE TECHNOLOGY PREFERRED PROVIDER AGREEMENT ("Agreement"), effective as of the Effective Date set forth above, is entered into by and between VeriSign, Inc., a Delaware corporation, ("VeriSign") having
                                                              --------
its principal place of business at 2593 Coast Avenue, Mountain View, California 94043 and Microsoft Corporation, a Washington corporation, ("Microsoft") having
                                                             ---------
a principal address as set forth above.


                                    RECITALS
                                    --------

The purpose of this Agreement is to set out the terms and conditions under which each party will become the Preferred Provider of the other's existing products and services that involve the use of Certificate technology and will work closely together to bring new products and services to market. VeriSign will make the Microsoft Technology Platform (including Windows 95, Windows NT Workstation, Windows NT Server, *** ) its preferred platform for delivering
existing and new products and services   ***  .  Microsoft will make VeriSign
the Preferred Provider of Certificate Authority products and services that are used by Microsoft customers or for Microsoft internal use. Microsoft will promote VeriSign as the Preferred Provider in its strategic marketing programs related to commercial Certificate Authority products and services.


                                   AGREEMENT
                                   ---------

1.  DEFINITIONS
    -----------

    1.1  Certificate means a message that, at least, states a name or
         -----------
identifies the IA,

    *** Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

identifies the Subscriber, contains the Subscriber's public key, identifies its operational period, contains a certificate serial number, and is digitally signed by the IA. "Certify" or "Certification" means the act of generating a
                    -------      -------------
Certificate.  "Certified" means the condition of having been issued a valid
               ---------
Certificate by a Certifier, which Certificate has not been revoked.

     1.2  Certificate Revocation List ("CRL") means a periodically (or
          -----------------------------------
exigently) issued list, digitally signed by an IA, of certificates that have been suspended or revoked prior to their expiration date. The list generally indicates the issuer's name, the time of issue, the time of the next scheduled CRL issue, the suspended or revoked certificates' serial numbers, and the specific times and reasons for suspension and revocation.

     1.3  Certification Authority or Certifier ("CA") means VeriSign or any
          ------------------------------------
entity which is authorized to issue Certificates.

     1.4  Certification Practice Statement ("CPS") means VeriSign's statement of
          --------------------------------
the practices an IA in the VeriSign Public Certification Service employs in issuing Certificates, as further described in Section 2.2 of this Agreement.

     1.5  Digital ID means VeriSign's service-marked name for a Certificate.
          ----------

     1.6  Digital Signature means a transformation of a message, using an
          -----------------
asymmetric cryptosystem, such that a person having the initial message and the signer's Public Key can accurately determine whether the transformation was created using the Private Key that corresponds to the signer's Public Key and whether the message has been altered since the transformation was made.

     1.7  ECAS means VeriSign's proprietary software product marketed and
          ----
developed under the name "Electronic Commerce Authentication System" providing secure on-line Certificate issuance as presently in existence and as developed and enhanced in the future by VeriSign.

     1.8  Issuing Authority ("IA") means the VeriSign Root or a Certification
          ------------------------
Authority that issues, suspends or revokes a Certificate within the VeriSign Public Certification Services. An Issuing Authority is identified by a distinguished name on all Certificates and CRLs it issues.

     1.9  Microsoft Product means any product developed by Microsoft that
          -----------------
utilizes a commercial Certificate.

     1.10  Microsoft Technology Platform means the existing Microsoft products
           -----------------------------
currently known as Windows NT Server, Windows 95, Windows NT Workstation, Internet Information Server, Certificate Server, Internet Explorer, Crypto API and ActiveX, as they may be revised or updated from time to time during the term of this Agreement.

     1.11  Preferred Provider means a provider of products and services which
           ------------------
are a preferred choice for internal use and recommended to customers as a preferred choice through the strategic marketing programs and other commitments set forth in this Agreement.

     1.12  Private Key means a mathematical key (kept secret by the holder) used
           -----------
to create Digital Signatures and, depending upon the algorithm, to decrypt messages encrypted with the corresponding Public Key.

     1.13  Public Key means a mathematical key that can be made publicly
           ----------
available and which is used to verify signatures created with its corresponding Private Key. Public Keys are also used to encrypt messages or files which can then only be decrypted using the matching Private Key.

     1.14  Root means the IA that issues the first Certificate in a
           ----
certification chain. The Root's Public Key must be known in advance by a Certificate user in order to validate a certification chain. A Root's Public Key is made trustworthy by some mechanism other than a Certificate, such as the policies and procedures defined for that infrastructure.

     1.15  Subscriber means a person who is the subject of a Certificate,
           ----------
accepts it, and uses or is capable of using, and authorized to use, the Private Key that corresponds to the Public Key listed in the Certificate.

     1.16  WWW or Web means World Wide Web, a hypertext-based, distributed
           ----------
information system in which users may create, edit, or browse hypertext documents; a graphical document publishing and retrieval medium; a collection of linked documents that reside on the Internet.

2.   SCOPE
     -----

     2.1 VeriSign Will Migrate Existing Products and Services to Microsoft Technology Platform.

          VeriSign will migrate its existing products and services to the Microsoft Technology Platform during the normal course of planned system upgrades and enhancements, provided the Microsoft Technology Platform is able to met the technical requirements of the specific product or service. The specific products and services to be considered will include the following:

          A. Digital ID Center operator tools will be migrated to Windows 95 and Windows NT Workstation within 6 months of satisfaction of VeriSign technical requirements.

          B.   ***

          C. Web pages on VeriSign Web sites that are accessed by customers using Microsoft Internet Explorer will be updated to include the use of ActiveX controls to perform enrollment and other operations within 6 months of satisfaction of VeriSign technical requirements.

     *** Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

          D. VeriSign will make best efforts to release the commercial version of ECAS on Microsoft NT Server and Microsoft Internet Information Server no later than one year after release on other platforms. Once ECAS is released on the Microsoft Technology Platform, new releases of ECAS will thereafter be released on such Microsoft Technology Platform with equivalent functionality and simultaneously with VeriSign's new releases on the then current Sun/Solaris platform.

          E. VeriSign will make best efforts to migrate servers used by VeriSign to perform back-end operations (including signing servers, authentication servers, lifecycle management servers, but excluding Oracle database server) to Windows NT Server within one year of the satisfaction of VeriSign technical requirements.

          F. VeriSign will make reasonable efforts to migrate its internal systems to Microsoft Windows 95, Windows NT Workstation, and Windows NT Server within one year after execution of this Agreement. To the extent VeriSign migrates VeriSign internal systems, Microsoft will provide VeriSign the opportunity to acquire "Not for Resale" or "NFR" Microsoft software at published prices for NFR software to complete the migration. VeriSign's use of the software will be subject to the terms and conditions of the End User License Agreement ("EULA") accompanying such software; provided however, any restrictions contained in the EULA against VeriSign's use of the software in a production environment shall not apply.

          G.   ***

          H.   ***


          In order to expedite the migration process, VeriSign will train up to five (5) members of its technical staff to become Certified Microsoft Professionals for Windows NT Server. Microsoft will provide VeriSign with access to training materials and programs for training of VeriSign's technical staff at Microsoft's expense.

     2.2  ***


     *** Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

          2.3 Microsoft Will Make VeriSign the Preferred Provider of Commercial Certificate Authority Services Acquired by Customers through the Microsoft Technology Platform.

          VeriSign will be Microsoft's Preferred Provider of commercial Certificate Authority services that are necessary for the effective use of Microsoft Products and services. Preferred Provider status means that Microsoft will use commercially reasonable efforts to provide preferential placement of VeriSign services in Microsoft Products in initial and subsequent releases by listing VeriSign services before any non-preferred providers in any listing of service providers that is displayed in the product and in a distinguished form (e.g., through default registration links, specific and unique graphics, logos, sizing, ad banners, preferred CA WWW Page, etc.). The parties recognize that such preferential listing shall exclude situations such as programmatic enumeration (such as in the case of trusted roots) due to design characteristics of Microsoft's certificate management architecture. The Microsoft Products may include:

          .    Internet Explorer
          .    Internet Information Server
          .    Exchange mail client

          Microsoft may publish certain criteria that other Certificate Authorities or other potential Preferred Providers must meet to be recognized as a trusted Certificate Authority or a Preferred Provider on Microsoft Certificate Authority pages or to be enabled in Microsoft Products, including bundling of the trusted CA's root keys in such products. Such criteria may include: objectively reviewed and published a certification practice statement, audited secure facilities and practices, third party accreditation, volume scaleability, liability insurance, etc. Prior to issuing final criteria for Certificate Authorities and Preferred Provider status, Microsoft will provide to VeriSign for review and comment its proposed criteria and consider VeriSign's comments if provided in a timely manner.

     To attain and retain Preferred Provider status for commercial Certificate Authority services in Microsoft Products, VeriSign must meet the following criteria:

          A. VeriSign must provide, within commercially reasonable limitations, a specific service that Microsoft deems necessary for the effective use of a Microsoft Product and must make that service available at the time of the first general availability beta release of the Microsoft Product. VeriSign shall support Certificate services for all platforms for which the Microsoft Product is released. The specified service must be available to customers in any geographic market in which Microsoft Product will be used whether the service is available directly through VeriSign's presence in such market or indirectly via the Internet, subject to the legal, infrastructure, or regulatory restrictions on CA products or services in those geographies.

          B. If Microsoft, in its reasonable judgment, notifies VeriSign of deficiencies in the delivery of VeriSign services, VeriSign shall correct any such deficiencies in accordance with obligations specified in any applicable

               Service Level Agreements (or substantially similar forms agreed to by the parties). Moreover, if the parties, for whatever reason, are not able to agree upon a Service Level Agreement for a particular service, or if the parties cannot agree upon the application or interpretation of an existing Service Level Agreement to a service, either party may escalate the issue to executives for the thirty (30) day period described below. In the event the parties cannot agree after such executive period, Microsoft shall reasonably specify or interpret VeriSign's obligation to address the deficiencies.

          C. The VeriSign service must offer pricing and service quality similar to the pricing and quality of equivalent services provided by VeriSign competitors under similar terms and conditions.

     Microsoft at its sole discretion may develop relationships with alternative providers for any technology or service. However, an additional thirty (30) day executive escalation period will be required before other providers may be considered for Preferred Provider status due to VeriSign's lack of compliance with the above. Provided that VeriSign continues to be in compliance with the above, for a period of twelve (12) months after the Effective Date of this Agreement, VeriSign shall be the only Preferred Provider of Certificate Authority services for Microsoft Products.

     2.4 Microsoft Will Make VeriSign the Preferred Provider of Commercial Certificate Authority Services Acquired by Microsoft for Use in Products or Services.

          Individual Microsoft operating units may require Certificate Authority services for internal use or for inclusion in products or services for their external customers. Microsoft will provide VeriSign with (i) access to purchase decision-makers in the Microsoft organization, and to executives responsible for Microsoft's external distribution channels (including OEMs, VARs, system integrators and resellers), (ii) designation by a Microsoft executive of VeriSign as a Microsoft Preferred Provider of commercial Certificate Authority Services and (iii) an e-mail introduction to VeriSign (in a form substantially similar to Exhibit "A"). Examples of such products and services may include, but are not limited to:

          .    Product registration
          .    The Microsoft.com web site and specific sections of the Web Site such as the developer forum
          .    The MSWeb web site
          .    The Microsoft Network, and specific "channels" on MSN
          .    A Microsoft "passport" service
          .    Active Desktop content channels

     2.5 Microsoft and VeriSign Will Collaborate to Cross-Promote Each Other's Products and Services.

          Microsoft and VeriSign will work together to develop marketing plans which feature each other's products and services. These marketing plans may include, but not be limited to, the following variety of activities:

          . Inclusion of VeriSign marketing materials in Microsoft seminars on Microsoft products which include VeriSign Certificate Authority services
          . Advertisement of VeriSign services on The Microsoft Network at favorable pricing
          . Advertisement of Microsoft products on the VeriSign Digital ID Center at favorable pricing
          .  Joint sales calls on mutual existing and prospective customers
          . Joint participation in trade shows, at the invitation of individual product groups
          . Joint participation in vertical market programs developed by the Microsoft Industry Marketing Group

          Specific written plans may be developed by mutual agreement from time to time by the appropriate representatives of the product marketing organizations for each company.

     2.6 Microsoft and VeriSign Will Collaborate to Develop New Certificate-Based Technologies, Products and Services.

          Microsoft and VeriSign will explore in good faith the potential development of new Certificate technologies, products, and services, including but not limited to:

          .  Microsoft Certificate Server Add-on modules
          .  Microsoft Certificate Server gateways
          .  ECAS integration with Microsoft Certificate Server
          .  Authentication
          .  Code Signing
          .  Personalization/Demographics
          .  S.E.T. (or pre-SET)
          .  Digital Wallet
          .  Content Signing
          .  Smart Cards
          .  Internationalization
          .  Software Metering
          .  Coupons/attribute Certificates
          .  Executable Certificates

     In the event that Microsoft and VeriSign agree to cooperate on a new Certificate-based technology, product or service, the parties will consider in good faith an agreement to provide the other party with a time-to-market advantage relative to competitors, as described in detail below. Performance enhancements to existing services and new Certificate-based technology developed by VeriSign for release on a Microsoft Technology Platform will not involve such market advantage.

          2.6.1 Performance Enhancements to Existing Services. VeriSign will develop performance enhancements that shall be implemented on Microsoft's browsers at the same time as, if not before, any competing browser. VeriSign will not keep this development work confidential. Microsoft has no confidentiality obligation with respect to any publicly disclosed information regarding this type of development work by VeriSign and can work with other vendors who are making similar changes to their services at the same time VeriSign is making such enhancements. Example: a standards change, acceleration and improvement of execution of CA products and services.

          2.6.2 New VeriSign Service on a Microsoft Technology Platform. This section will apply in the event VeriSign wishes to develop at its own expense a new product or service for use with Microsoft technology and wishes to keep this development confidential until release. VeriSign will identify the development as confidential to Microsoft. Microsoft will maintain strict confidentiality regarding such VeriSign development until full commercial release of the Microsoft Product containing the VeriSign service. Following commercial release, Microsoft will continue to maintain confidentiality regarding any details not made public by VeriSign.

          2.6.3 Original Joint Development. In the event VeriSign and Microsoft work together to develop new products or services, both companies, including developers for each, will work together on a confidential basis. Strict confidentiality will be maintained by both parties until full commercial release of the new product or service. Following commercial release, each party will continue to maintain confidentiality regarding any details not made public by the other party.

          2.6.4 Ownership of Intellectual Property. Each party shall retain all right, title and interest in the technology which it owns as of the date of this Agreement and all intellectual property embodied therein. Nothing in this Agreement shall preclude any party from independent development of any technology without use of another party's confidential information or without infringement of another party's intellectual property. Each party shall be responsible for providing its customers with appropriate patent infringement and other intellectual property protection, if any, relating to its own technology and products. Prior to any original joint development under Section 2.6.3, the parties shall agree on the right, title and interest in and to the resulting products or services, and any intellectual property rights embodied therein. Each party agrees to grant the other party any and all intellectual property rights necessary, but only to the extent necessary, for the other party's performance of its obligations under the terms of this Agreement.

     2.7  Process for Technical and Marketing Collaboration.

          Microsoft and VeriSign agree to use commercially reasonable efforts to collaborate in the following ways:

          A. Meet by mutual agreement from time to time to develop an agreed upon list of development priorities and commitments. The participants in this meeting will review product and service plans, customer requirements, technical requirements and delivery schedules.

          B. Cooperate on standards group initiatives. Microsoft and VeriSign shall use commercially reasonable efforts to present a unified position to standards organizations whose primary focus is Public Key Infrastructure technology. Representatives of Microsoft and VeriSign shall discuss issues and develop joint positions on critical issues prior to attending standards group meetings or posting to discussion forums frequented by individuals who are involved in standards organizations. In the event that a representative of either party is the sole participant in a Public Key Infrastructure standards organization meeting, that person will provide a summary of the proceedings to a designated counterpart.

          C. Coordinate to provide effective customer support. For each product and service initiative, Microsoft and VeriSign will identify appropriate technical support contacts who will develop a plan to resolve customer problems which arise through the use of our respective products and services.

          D. Provide early access to respective products and services. Microsoft and VeriSign will disclose to each other on a confidential and reasonable efforts basis (as determined by the disclosing party) plans for future products and services that may use or be used in connection with Certificate technology. Microsoft and VeriSign may extend invitations to each other to attend public conference and public technical design reviews of technology related to digital Certificates.

The following people will serve as contacts for collaboration on activities identified in this Agreement:


----------------------------------------------------------------------------------------------------
Area for Collaboration                                                    Microsoft    Microsoft
                                  VeriSign Technical  VeriSign Marketing  Technical    Marketing
----------------------------------------------------------------------------------------------------
Primary contact for overall       Arne Schaeffer      Steve Crawford      Lead Public  Group
relationship                                                              Key          Product
                                                                          Security     Manager -
                                                                          PM - NT      NT Security
----------------------------------------------------------------------------------------------------
Web Server integration            Mahi DeSilva        Greg Smirin         Lead         Group
                                                                          Security     Product
                                                                          PM - IIS     Manager -
                                                                                       IIS
----------------------------------------------------------------------------------------------------
Web Browser integration           Mahi DeSilva        Greg Smirin         Lead         Group
(e.g., client authentication)                                             Security     Product
                                                                          PM - IE      Manager -IIS
----------------------------------------------------------------------------------------------------
Developer Tools integration       Mahi DeSilva        Greg Smirin         Lead PK      Group
(e.g., code-signing)                                                      Security     Product
                                                                          PM - NT      Manager -
                                                                                       NT Security
----------------------------------------------------------------------------------------------------

     2.8  Public Announcements.

          Microsoft and VeriSign will jointly announce the relationship created by this Agreement. The parties agree that any announcement concerning the execution of this Agreement shall be a mutually agreed upon joint announcement. Microsoft shall issue press releases in connection with Microsoft Products which provide access to VeriSign Certificate technology. Either of the parties may at any time make announcements which are required by applicable law, regulatory bodies, or stock exchange or stock association rules, so long as the party so required to make the announcement, promptly upon learning of such requirement, notifies the other party of such requirement and discusses with the other party in good faith the exact wording of any such announcement. VeriSign grants Microsoft the right to state publicly that VeriSign products and services work with Microsoft Products to provide access to VeriSign Certificates. Microsoft grants VeriSign the right to state publicly that Microsoft Products incorporate the VeriSign Issuing Authority Keys and provide access to VeriSign Certificates.

3.   CONFIDENTIALITY
     ---------------

     The terms and conditions of this Agreement and any information provided by the parties pursuant to this Agreement shall be governed by the terms and conditions of the Nondisclosure Agreement dated January 15, 1996, between the parties.

4.   LIMITED WARRANTY; DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY;
     --------------------------------------------------------------------
     INDEMNITIES
     -----------

     4.1  VeriSign Limited Warranty.

          During the term of this Agreement, VeriSign represents and warrant that

          4.1.1 it has full power to enter into this Agreement and perform its obligations hereunder;

          4.1.2 this Agreement and VeriSign's performance of its obligations hereunder shall not violate any third-party agreement to which VeriSign is a party; and

          4.1.3 VeriSign's performance of its obligations hereunder shall not infringe any copyright, patent, trade secret or other proprietary right held by any third party.

     4.2  Microsoft Limited Warranty.

          During the term of this Agreement, Microsoft represents and warrants that

          4.2.1 it has full power to enter into this Agreement and perform its obligations hereunder;

          4.2.2 this Agreement and Microsoft's performance of its obligations hereunder shall not violate any third-party agreement to which Microsoft is a party; and

          4.2.3 Microsoft's performance of its obligations hereunder shall not infringe any copyright, patent, trade secret or other proprietary right held by any third party.

     4.3  DISCLAIMER

          EXCEPT FOR THE EXPRESS LIMITED WARRANTIES PROVIDED IN SECTIONS 4.1 AND 4.2, EACH PARTY'S PRODUCTS AND SERVICES ARE PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. EACH PARTY DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY A PARTY OR ITS EMPLOYEES OR REPRESENTATIVES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF SUCH PARTY'S OBLIGATIONS.

     4.4  LIMITATION OF LIABILITY

          EXCEPT AS PROVIDED IN SECTION 4.5, NEITHER PARTY SHALL BE LIABLE TO ANY PERSON FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, SPECIAL, OR INCIDENTAL DAMAGES INCLUDING, BUT NOT LIMITED TO, ANY DAMAGES ARISING FROM LOSS OF DATA, GOODWILL, PROFITS, USE OF MONEY OR FACILITIES, INTERRUPTION IN USE OR AVAILABILITY OF DATA OR COMPUTER

RESOURCES, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS, AND LABOR CLAIM(S), WHETHER FORESEEABLE OR UNFORESEEABLE, ARISING OUT OF BREACH OF ANY EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY (IN TORT OR OTHERWISE), EXCEPT IN THE CASE OF DEATH OR PERSONAL INJURY, IF APPLICABLE LAW REQUIRES SUCH LIABILITY.

     4.5  INDEMNITY

          VeriSign shall indemnify, defend, and hold Microsoft and its successors, officers, directors and employees harmless from any and all actions, causes of action, claims, demands, costs, liabilities, expenses and damages (including attorneys' fees) brought by third parties arising out of, or in connection with any other claim that is attributable to VeriSign's failure to comply with its Certification Practice Statement, or its equivalent, as amended from time to time (representing VeriSign's statement of the practices an Issuing Authority employs in issuing Certificates).

5.   TERM AND TERMINATION
     --------------------

     5.1  Termination.

          This Agreement shall terminate on the earliest of:

          5.1.1 The end of the term set forth on the first page hereof unless renewed pursuant to Section 5.2, below;

          5.1.2 Failure by either party to perform any of its material obligations under this Agreement if, after a thirty (30) day executive escalation period, such breach is not cured within thirty (30) days after receipt of notice thereof from the other party;

          5.1.3 Notwithstanding Section 5.1.2, notice from the non-assigning party to the other party after the occurrence of a purported assignment of this Agreement in violation of Section 7.2; or

          5.1.4 Notice from either party to the other if the other party is adjudged insolvent or bankrupt, or the institution of any proceedings by or against the other party seeking relief, reorganization or arrangement under any laws relating to insolvency, or any assignment for the benefit of creditors, or the appointment of a receiver, liquidator or trustee of any of the other party's property or assets, or the liquidation, dissolution or winding up of the other party's business.

     5.2  Extension of Term.

          This Agreement may be renewed by mutual agreement of the parties, in writing, for an additional one-year term upon expiration of the term provided for in Section 5.1.1, unless otherwise terminated pursuant to Section 5.1.

     5.3  Effect of Termination.

          Sections 1, 3, 4, 6, and 7 of this Agreement which shall continue in full force and effect to the extent necessary to permit the complete fulfillment thereof.

6.   INCENTIVES FOR TIMELY AND EFFECTIVE EXECUTION
     ---------------------------------------------

     The effective execution of this Agreement is expected to accelerate the growth and valuation of VeriSign. VeriSign will provide Microsoft with one hundred thousand shares of VeriSign common stock upon execution of this Agreement.

7.   MISCELLANEOUS PROVISIONS
     ------------------------

     7.1  Governing Laws; Venue; Waiver of Jury Trial.

          THE LAWS OF THE STATE OF NEW YORK, USA (IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO. THE PARTIES AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AGREEMENT. The parties hereby waive any right to jury trial with respect to any action brought in connection with this Agreement.

     7.2  Binding upon Successors and Assigns.

          Except as otherwise provided herein, this agreement shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto. This Agreement shall not be assignable by either party, by operation of law (including as a result of a merger involving such party or a transfer of a controlling interest in such party's voting securities) or otherwise without the prior written consent of the other party, which consent shall not be unreasonably withheld. Any such purported assignment or delegation shall be void and of no effect and shall permit the non-assigning party to terminate this Agreement pursuant to Section 5.1.3.

     7.3  Severability.

          If any provision of this Agreement, or the application thereof, shall for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR

A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

     7.4  Entire Agreement.

          THIS AGREEMENT, INCLUDING EXHIBIT A, CONSTITUTES THE ENTIRE UNDERSTANDING AND AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR AND CONTEMPORANEOUS AGREEMENTS OR UNDERSTANDINGS BETWEEN THE PARTIES.

     7.5  Amendment and Waivers.

          Except as otherwise expressly provided in this Agreement, any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only in writing signed by the party to be bound thereby.

     7.6  Attorneys' Fees.

          Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). Each party agrees to pay all costs, including attorneys' fees, which it incurs in connection with the negotiation of this Agreement.

     7.7  Notices.

          Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered sent by a courier service that confirms delivery in writing or mailed, certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

     VeriSign:                     To the address set forth on page 1
     Attention:                    Stratton Sclavos, President and CEO


     Microsoft:                    To the address set forth on Page 1
     Attention:                    Group Vice President Personal and Business
                                   Systems Group
     With a copy to:               Law and Corporate Affairs at the same address

Such communications shall be effective when they are received. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

     7.8   Foreign Reshipment Liability.

           THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF TECHNICAL INFORMATION, SOFTWARE OR INFORMATION ABOUT SUCH SOFTWARE WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, NEITHER MICROSOFT NOR VERISIGN SHALL EXPORT OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY TECHNICAL INFORMATION, SOFTWARE OR INFORMATION ABOUT SUCH SOFTWARE TO ANY COUNTRY FOR WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENT APPROVAL AT THE TIME OF EXPORT OR REEXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

     7.9   No Waiver.

           Failure by either party to enforce any provision of this Agreement will not be deemed a wavier of future enforcement of that or any other provision.

     7.10  Counterparts.

           This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

     7.11  Headings and References.

           The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.12  Due Authorization.

           Each party hereby represents and warrants to the other party that the individual executing this Agreement on its behalf is duly authorized to execute this Agreement on its behalf and to bind it hereby.

     7.13  Independent Contractor.

           The relationship of VeriSign and Microsoft is that of independent contractors. Neither party's employees, consultants, contractors or agents:
(a) are agents, employees or joint ventures of the other party, or (b) have any authority to bind the other party by contract or otherwise to any obligation. They will not represent to the contrary, either expressly, implicitly, by appearance or otherwise.

     IN WITNESS WHEREOF, this Agreement shall be effective as of the day and year first written above.


                    MICROSOFT CORPORATION

                    By:  /s/ Microsoft Corporation
                         -------------------------

                    Its:  Vice President, WOSD
                          --------------------



                    VERISIGN, INC.

                    By:  /s/ Stratton Sclavos
                         --------------------

                    Its:  President & CEO 11/20/97
                          ------------------------

                                  EXHIBIT "A"


                             LETTER OF INTRODUCTION



From:   Director TBD
To:     Microsoft Business Units
Re:     VeriSign Becomes Microsoft's Preferred Provider for
        Digital Certificate Technology and Services

Microsoft recently led a strategic investment round in VeriSign, Inc., the leading provider of digital certificate services and technology for the Internet. Other investors include: AT&T, Cisco, First Data Corp, GemPlus, Reuters, SoftBank and VISA International.

Microsoft believes that digital certificates and digital signatures will be a key enabling technology for transforming the internet into a secure commerce platform. As part of this investment, Microsoft and VeriSign have agreed to become Preferred Providers of each others' technology and services. Applications of VeriSign Digital IDs include:

        . Software Code Signing (Authenticode, developed with Microsoft)
        . Consumers and website authentication (SSL certificates)
        . Secure email (SMIME certificates)
        . Secure credit card transactions (S.E.T. certificates)
        . Secure network/router communications (IPSEC certificates)
        . Business-to-business EDI (SMIME certificates)
        . 1-to-1 Marketing (Personalized SSL certificates)
        . Custom-branded certificates for major consumer brands (e.g. Merrill
            Lynch)
        . Employee authentication on Intranets.

As our Preferred Provider, VeriSign is our 1st choice for internal and external Microsoft customers who need to incorporate digital certificates into their products and services. If you have special market requirements, VeriSign can develop customized Digital ID services that can often be delivered to market within weeks!

We urge you to offer VeriSign the opportunity to service your digital certificate needs.

Key Contacts:
-------------
Microsoft - Karan Khanna 425-936-6029
VeriSign - Mary Anderson, Director Channels Marketing, 415-429-3364,
           manderson@verisign.com